Exhibit 10.1

NINTH AMENDMENT TO AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

THIS NINTH AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of July 26, 2017 (the “Effective Date”), is made and entered into among NVR MORTGAGE FINANCE, INC., a Virginia corporation (the “Seller”), U.S. BANK NATIONAL ASSOCIATION, as agent (in such capacity, the “Agent”) and a Buyer, and the other Buyers (the “Buyers”).

RECITALS

A.The Seller and the Buyers are parties to an Amended and Restated Master Repurchase Agreement dated as of August 2, 2011 as amended by a First Amendment to Amended and Restated Master Repurchase Agreement dated as of August 1, 2012, a Second Amendment to Amended and Restated Master Repurchase Agreement dated as of November 13, 2012, a Third Amendment to Amended and Restated Master Repurchase Agreement dated as of November 29, 2012, a Fourth Amendment to Amended and Restated Master Repurchase Agreement dated as of July 31, 2013, a Fifth Amendment to Amended and Restated Master Repurchase Agreement dated as of July 30, 2014, a Sixth Amendment to Amended and Restated Master Repurchase Agreement dated as of July 29, 2015, a Seventh Amendment to Amended and Restated Master Purchase Agreement dated as of January 18, 2016, and an Eighth Amendment to Amended and Restated Master Purchase Agreement dated as of July 27, 2016 (as further amended, restated or otherwise modified from time to time, the “Repurchase Agreement”); and

B.The Seller and the Buyers now desire to amend certain provisions of the Repurchase Agreement as set forth herein.

AGREEMENT

In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, all parties hereto agree as follows:

Section 1.Definitions.  Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.

Section 2.Amendments.  The Repurchase Agreement is hereby amended as follows:

2.1Definitions.  Section 1.2 of the Repurchase Agreement is hereby amended by adding or amending and restating, as applicable, the following defined terms to read in their entireties as follows:

“Buyers’ Margin Percentage” means:

(a)	for all Eligible Loans except Mortgage Loans (USBHM), Jumbo Mortgage Loans, Super Jumbo Mortgage

Loans, High LTV Mortgage Loans, State Housing Bond Mortgage Loans and Rural Development Guaranteed Housing Loans, ninety-eight percent (98%);
(b)	for Mortgage Loans (USBHM), one hundred percent (100%);
(c)	for Jumbo Mortgage Loans other than Mortgage Loans (USBHM), ninety-five percent (95%);
(d)	for Super Jumbo Mortgage Loans other than Mortgage Loans (USBHM), ninety-three percent (93%);
(e)	for High LTV Mortgage Loans and State Housing Bond Mortgage Loans, ninety-seven percent (97%);
(f)	for Rural Development Guaranteed Housing Loans other than Mortgage Loans (USBHM), ninety-two percent (92%); and
(g)	for Wet Loans, the Buyer’s Margin Percentage for the underlying type of Purchased Loan that would apply if such Purchased Loan were a Dry Loan.

“Conforming Mortgage Loan” means a conventional first-priority Single-family Loan that is either (i) VA guaranteed, (ii) FHA insured (including FHA insured Mortgage Loans that are high balance Mortgage Loans with required down payment levels and FHA 203k loans), or (iii) a conventional mortgage loan that fully conforms to all Fannie Mae and Freddie Mac underwriting and other requirements, excluding expanded criteria loans as defined under any Agency program.

“LIBOR Margin” means 2.125%.

“Jumbo Mortgage Loan” means a conventional Mortgage Loan that would otherwise be an Agency Conforming Mortgage Loan (and is not an FHA or VA Mortgage Loan) secured by a first Lien Mortgage except that the original principal amount is more than the maximum Agency loan amount but not more than One Million Dollars ($1,000,000).

“Super Jumbo Mortgage Loan” means a conventional Mortgage Loan that would otherwise be an Agency Conforming Mortgage Loan (and is not an FHA or VA Mortgage Loan) secured by a first Lien Mortgage except that the original principal amount is greater than One Million Dollars ($1,000,000) but not more than Two Million Dollars ($2,000,000).

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“Termination Date” means the earlier of (i) July 25, 2018, and (ii) the date when the Buyers’ Commitments are terminated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.

2.2Seller Request.  Section 3.1(a) of the Repurchase Agreement is amended and restated in its entirety as follows:

(a)Any request to enter into a Transaction shall be made by notice to the Agent at the initiation of the Seller.  To request a Transaction, the Seller shall deliver to the Agent and the Custodian the Mortgage Loan Transmission File for each of the Eligible Loans subject to the Transaction by electronic transmission.  The Seller shall submit no more than six (6) Mortgage Transmission Files on any Business Day, unless otherwise agreed by the Agent.

2.3Transactions Sublimits. Section 4.2 of the Repurchase Agreement is amended and restated in its entirety as follows:

4.2. Transaction Sublimits

The following sublimits shall also be applicable to the Transactions hereunder such that after giving effect to any proposed Transaction and after giving effect to any repurchase, addition or substitution of any Mortgage Loan hereunder, the following shall be true (subject, in each case, to the Agent’s discretionary authority under Section 22.5):

(a)	The Aggregate Outstanding Purchase Price of Conforming Mortgage Loans may be as much as one hundred percent (100%) of the Maximum Aggregate Commitment.
(b)

The Aggregate Outstanding Purchase Price of all Purchased Loans that are Wet Loans shall not exceed (x) seventy-five percent (75%) of the Maximum Aggregate Commitment on any of the first five and last five Business Days of any month or (y) forty percent (40%) of the Maximum Aggregate Commitment on any other day (the “Wet Loans Sublimit”).

(c)

The Aggregate Outstanding Purchase Price of all Purchased Loans that are of the type listed in the first column of the following table shall not exceed the percentage of the Maximum Aggregate Commitment listed in the second column of the table (the name of the Sublimit is set forth in the third column); provided, that such sublimits shall not apply to any Mortgage Loan (USBHM):

Type of Purchased Loan	Maximum Percentage of Maximum Aggregate Commitment	Name of Sublimit
High LTV Mortgage Loans	15%	“High LTV Mortgage Loans Sublimit”

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Super Jumbo Mortgage Loans	10%	“Super Jumbo Mortgage Loans Sublimit”
Jumbo Mortgage Loans and Super Jumbo Mortgage Loans, collectively	25%	“Jumbo Mortgage Loans Sublimit”
Rural Development Guaranteed Housing Loans	50%	“Rural Development Guaranteed Housing Loans Sublimit”
State Housing Bond Mortgage Loan	25%	“State Housing Bond Mortgage Loan Sublimit”

(d)[Intentionally Omitted.].

2.4Negative Covenants.  Section 17 of the Repurchase Agreement is amended by amending and restating the introductory paragraph thereto to read in its entirety as follows:

Except with the prior written consent of the Required Buyers, the Seller shall comply (both directly and indirectly) with the following negative covenants, for so long as the Commitments are outstanding or until all of the Purchased Loans have been repurchased by the Seller and none of the Seller’s Obligations remain to be paid or performed under this Agreement or any of the other Repurchase Documents:

2.5Approved Investors.  Schedule AI to the Repurchase Agreement is amended and restated in its entirety to read as set forth on Schedule AI to this Amendment.

Section 3.Representations, Warranties, Authority, No Adverse Claim.

3.1Reassertion of Representations and Warranties, No Default.  The Seller hereby represents and warrants that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties in the Repurchase Agreement are true, correct, and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Repurchase Agreement, and (b) there will exist no Default or Event of Default under the Repurchase Agreement, as amended by this Amendment, on such date that the Buyers have not waived.

3.2Authority, No Conflict, No Consent Required.  The Seller represents and warrants that it has the power, legal right, and authority to enter into this Amendment and has duly authorized by proper corporate action the execution and delivery of this Amendment and none of the agreements herein contravenes or constitutes a default under any agreement, instrument, or indenture to which the Seller is a party or a signatory, any

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provision of the Seller’s articles of incorporation or bylaws, or any other agreement or requirement of law or results in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Seller or any of its property except, if any, in favor of the Buyers.  The Seller represents and warrants that no consent, approval, or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Seller of this Amendment or the performance of obligations of the Seller herein described, except for those that the Seller has obtained or provided and as to which the Seller has delivered certified copies of documents evidencing each such action to the Buyers.

3.3No Adverse Claim.  The Seller hereby warrants, acknowledges, and agrees that no events have taken place and no circumstances exist at the date hereof that would give the Seller a basis to assert a defense, offset, or counterclaim to any claim of the Agent or the Buyers with respect to the Seller’s obligations under the Repurchase Agreement as amended by this Amendment.

Section 4.Conditions Precedent.  The effectiveness of the amendments hereunder shall be subject to satisfaction of the following conditions precedent:

4.1The Agent shall have received the following documents in a quantity sufficient that the Seller and each Buyer may each have a fully executed original of each such document:

(a)this Amendment duly executed by the Seller, the Agent, and the Buyers;

(b)a certificate of the Secretary or an Assistant Secretary of the Seller certifying (i) that there has been no change to Seller’s articles of incorporation or bylaws since copies of the same were delivered to the Agent on August 5, 2008; (ii) as to a copy attached thereto of resolutions authorizing the execution, delivery, and performance of this Amendment, and the other documents and agreements executed and delivered in connection herewith; and (iii) as to the names, incumbency, and specimen signatures of the persons authorized to execute this Amendment on behalf of the Seller; and

(c)such other documents as the Agent reasonably requests.

4.2The Seller shall have paid any outstanding Agent’s Fees and any other fees then due under Article 9 of the Repurchase Agreement.

Section 5.Miscellaneous.

5.1Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Repurchase Agreement and the other Repurchase Documents.  Except as expressly modified and superseded by this Amendment, the terms and provisions of the Repurchase Agreement

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and each other Repurchase Document are ratified and confirmed and shall continue in full force and effect.

5.2Survival.  The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.

5.3Reference to Repurchase Agreement.  Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement shall refer to the Repurchase Agreement as amended and modified hereby.

5.4Applicable Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York as applicable to the Repurchase Agreement.

5.5Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Agent, the Buyers, the Seller, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of each of the Buyers.

5.6Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

5.7Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.8ENTIRE AGREEMENT.  THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

NVR MORTGAGE FINANCE, Inc., as Seller

By:	/s/ Robert W. Henley
Name:	Robert W. Henley
Title:	President

[Signature Page 1 to Ninth Amendment to
Amended and Restated Master Repurchase Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Buyer

By:	/s/ Kathleen Connor
Name:	Kathleen Connor
Title:	Senior Vice President

[Signature Page 2 to Ninth Amendment to
Amended and Restated Master Repurchase Agreement]

SCHEDULE AI to

NINTH Amendment to

Amended and Restated

Master Repurchase Agreement

SCHEDULE AI

TO MASTER REPURCHASE AGREEMENT

Approved Investors List
Investor	S&P CP Rating	Moody’s CP Rating	Related Parent Company	Product Approval
Amerihome Mortgage Company	N/A	N/A		Conforming/Non-conforming
BB&T	A-1	P-1	Branch Banking and Trust Company	Conforming/Non-conforming
Caliber Home Loans, Inc.	N/A	N/A		Conforming
Citimortgage, Inc.	A-1	P-1	Citibank, NA	Conforming/Non-conforming
Coastal Federal Credit Union of Raleigh	N/A	N/A		Conforming/Non-conforming
Dollar Bank, FSB	N/A	N/A		Conforming/Non-conforming
Everbank Financial Corp	N/A	N/A		Conforming/Non-conforming
Federal Home Loan Mortgage Corp. (Freddie Mac)	N/A	N.A		Conforming
Federal National Mortgage Assoc. (Fannie Mae)	N/A	N/A		Conforming
Fifth Third Bank	A-2	P-2		Conforming
First Guaranty Mortgage Corporation	N/A	N/A		Conforming
First National Bank of Pennsylvania	N/A	N/A	FNB Corporation	Conforming/Non-conforming
Government National Mortgage Assoc.	N/A	N/A		Conforming
Huntington Bank	N/A	N/A		Conforming/Non-conforming
Impac Mortgage Corp	N/A	N/A		Conforming/Non-conforming
Lakeview Loan Servicing	N/A	N/A		Conforming/Non-conforming
JPMorgan Chase Bank	A-1	P-1	JPMorgan Chase Bank, N.A.	Conforming/Non-conforming
PennyMac Loan Services, LLC	N/A	N/A	PennyMac Mortgage Inv Trust	Conforming/Non-conforming
Pentagon Federal Credit Union	N/A	N/A		Conforming/Non-conforming
Redwood Residential Acquisition Corporation	N/A	N/A		Conforming
Roundpoint Mortgage Servicing Corp	N/A	N/A		Conforming
Sandy Spring Bank	N/A	N/A		Conforming/Non-conforming
Flagstar	N/A	N/A		Conforming
SunTrust Mortgage, Inc.	A-2	P-2	Suntrust Banks, Inc.	Conforming/Non-conforming
US Bank Home Mortgage	A-1	P-1		Conforming/Non-conforming
Wells Fargo Home Mortgage	A-1	P-1	Wells Fargo Bank, N.A.	Conforming/Non-conforming

Sch. AI-1

Housing Agencies
Investor	S&P CP Rating	Moody’s CP Rating	Related Parent Company	Product Approval
Delaware State Housing Authority	N/A	N/A		Conforming
District of Columbia Housing Finance Agency	N/A	N/A		Conforming
Florida Housing Finance Corporation	N/A	N/A		Conforming
Housing Finance Authority of Hillsborough County, FL	N/A	N/A		Conforming
Housing Opportunities Commission	N/A	N/A		Conforming
Illinois Housing Development Authority	N/A	N/A		Conforming
Indiana Housing & Community Development Authority	N/A	N/A		Conforming
Kentucky Housing Corp.	N/A	N/A		Conforming
Maryland Community Development	N/A	N/A		Conforming
New Jersey Housing Finance	N/A	N/A		Conforming
North Carolina Housing Finance	N/A	N/A		Conforming
Ohio Housing Finance Agency	N/A	N/A		Conforming
Pennsylvania Housing Finance	N/A	N/A		Conforming
South Carolina Housing Finance	N/A	N/A		Conforming
State of New York Mortgage Agency	N/A	N/A		Conforming
Tennessee Housing Finance	N/A	N/A		Conforming
Virginia Housing Finance	N/A	N/A		Conforming
West Virginia Housing Finance	N/A	N/A		Conforming
Port of Greater Cincinnati	N/A	N/A		Conforming
National Homebuyer Fund	N/A	N/A		Conforming

Sch. AI-2